May 18, 2018

Dear Shareholder,

The Paradigm Micro-Cap Fund (PVIVX) returned 3.86% in the first quarter of 2018, compared to a gain of 0.68% for the benchmark Russell Microcap. For the one-year period, the Fund returned 13.00%, compared to 13.50% for the benchmark Russell Microcap. Since inception, the Fund has returned 8.65% per year, compared to a 7.56% annualized return for the Russell Microcap*.

Despite the deceptively neutral appearance of equity markets on a quarter-end basis, the beginning of 2018 has in fact displayed a return of the volatility that was largely absent in 2017. This recent increased volatility has provided a reminder of the relatively benign market conditions we enjoyed over the past two years. Thus the question is if the current environment reflects perhaps a return to normality, rather than an aberrant period.

While volatility has injected a new element to the equity landscape, the continued lag of value behind growth remained consistent across market-capitalization categories in the first quarter of 2018. For example, the Russell 2000 Growth Index returned a positive 2.30% in the first quarter, compared to a negative 2.64% for the Russell 2000 Value Index. Given the approximately 400-500 basis point spread between the Value and Growth indices across the Russell universe, and the strategy’s value orientation, we were encouraged by the portfolio’s early results. One quarter does not make a year, however, especially as 2018 thus far appears to be shaping up to be an “interesting” year.

The Health Care sector was the largest contributor to performance in the first quarter by a considerable margin, driven by strong stock selection. Portfolio holdings in the sector appreciated 10.40% in the quarter, compared to a gain of 7.11% for the benchmark sector. This performance was driven primarily by health care equipment companies and health care provider, which reported new contract wins and sales growth.

Holdings in the Consumer Discretionary sector also contributed to outperformance, returning 3.37% as compared to the benchmark’s 5.64% decline in the sector. This was primarily driven by contrarian stock selection decisions within retail.

The Information Technology sector was most challenging in the quarter due primarily to setbacks in electronics equipment holdings.

As we look beyond the Fund’s holdings to the larger macro environment, we remain encouraged.  Clearly recent headlines of tariffs and trade wars have roiled the markets, and the ultimate impact remains to be seen. On the domestic front, however, the US economy remains healthy. The Advanced Estimate of GDP was reported at an annual rate of 2.3% for the first quarter of 2018 as compared to 1.2% in the first quarter of 2017. While the recent strength in ISM data may have moderated slightly from the prior month, the absolute numbers remain very robust and expansionary at 59.3 and 58.8 for the respective Manufacturing and Services indices. Employment data remain steady, with the unemployment rate hovering at 4.1% . Wage inflation of 2.7% is a mixed blessing—good for the labor force and consumer wallet, less so for corporations factoring these rising costs into their P&Ls. As fiscal stimulus (e.g. tax reform) replaces monetary stimulus (low interest rates) in 2018, the question will be what the next stimulus could be for 2019, if anything.

Given the apparent increase in volatility for the markets in 2018, coupled with a backdrop of uncertainty in the US and globally, we believe that by definition this year will be a more challenging one than the previous two years. Nonetheless, we remain committed to our fundamental bottom-up investment process. In fact, we believe that in these times our adherence to a consistent investment discipline is all the more relevant. It may sound repetitive, but we truly believe that a rigorous focus on our management dialogues and stock-by-stock analysis should allow us to remain better informed and in turn possess greater conviction in our existing holdings. Moreover, our process should also allow us to be more opportunistic and to identify those anomalies and outliers within the small-cap universe in any periods of market dislocation.

As always, we thank you for your ongoing support and your investment with Paradigm Capital Management.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/mbr
Enclosures

*During the one-year period ended March 31, 2018, the Paradigm Micro-Cap Fund returned 13.00%, compared to 13.50% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five-year period ended March 31, 2018 was 13.14% compared to 11.76% for the Russell Microcap Index, and for the ten-year period the Fund’s return was 9.32% compared to 9.19% for the Russell Microcap benchmark. As of the Fund’s most recent prospectus dated April 30, 2018, the Fund’s total expense ratio is 1.26%. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.